UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2014
______________________
GLOBAL EAGLE ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Global Eagle Entertainment Inc. (the “Company”) has determined that it will restate and correct its previously reported weighted average shares outstanding and net loss per common share (“net loss per share”) for the three months ended March 31, 2014.  The correction has no impact on the Company’s net loss reported in its statements of operations, statement of comprehensive loss, balance sheets (including common share amounts as disclosed in its balance sheets), or the statements of cash flows or equity for the above-mentioned period.

Net loss per share is computed by dividing net loss for the period by the basic and diluted weighted average number of shares outstanding (“weighted average shares”) during that period.  With respect to the three months ended March 31, 2014, there was a computational error in the accounting for non-voting common stock and treasury stock shares in the calculation of weighted average shares outstanding, which resulted in an error in the computation of net loss per share for the three months ended March 31, 2014.  The impact of the correction of this error on the net loss per share amount is as follows:

Three months ended March 31, 2014
Net loss per common share, basic and diluted—as previously reported	$(0.47)
Difference in net loss per common share, basic and diluted	0.10
Net loss per common share, basic and diluted—as restated	$(0.37)

Weighted average common shares, basic and diluted (in thousands)
Weighted-average shares, basic and diluted—as previously reported	55,914
Add: Net weighted average shares incorrectly excluded from the original calculation	16,064
Weighted average shares, basic and diluted—as restated	71,978

On May 21, 2014, the Audit Committee of the Company’s Board of Directors concluded, after discussion with the Company’s management and its independent registered public accounting firm, Ernst & Young LLP, that, as a result of the error, the financial statements for the three months ended March 31, 2014  included in the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 12, 2014 (the “Q1 2014 Form 10-Q”) should no longer be relied upon.

The Company also identified a computational error in the calculation of the number of shares of common stock underlying the Company's outstanding stock options as of March 31, 2014 in Note 10 to the Notes to the Condensed Consolidated Financial Statements (Unaudited) in Item 1 of Part I of the Q1 2014 Form 10-Q.

The Audit Committee has determined that these errors were not the result of any intentional misconduct by any Company personnel.  These errors do not affect management’s conclusion disclosed in the Q1 2014 Form 10-Q that, as of the end of the period covered by the Q1 2014 Form 10-Q, the Company’s disclosure controls and procedures were not effective.  The Company intends to file with the SEC an amendment to the Q1 2014 Form 10-Q to reflect the restatements promptly following the filing of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: May 27, 2014

[Signature Page to Form 8-K]